                                                                   EXHIBIT 10.24

                                 AMENDMENT NO. 1

                                       TO

               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                  This Amendment No. 1 (this "Amendment"), effective as of August 1st, 2003, to the Amended and Restated Registration Rights Agreement (the "Agreement") effective as of November 28, 2000, by and among MSX INTERNATIONAL, INC., a Delaware corporation (the "Company"), COURT SQUARE CAPITAL LIMITED, a Delaware corporation ("Court Square"), CITICORP MEZZANINE III, L.P., a Delaware limited partnership ("CMF"), each of the individuals or entities whose name appears on the signature pages hereto under the heading "Management Group", each of the individuals or entities whose name appears on the signature pages hereto under the heading "CVC Group". Capitalized terms are used as defined in Article I of the Agreement.

                                    RECITALS

                  WHEREAS, certain of the Stockholders, certain former stockholders of the Company and the Company entered into a Registration Rights Agreement, dated as of January 3, 1997, as amended (the "Original Agreement"), to provided certain registration rights to the parties thereto;

                  WHEREAS, in connection with the transfer of shares of Common Stock and Series A Preferred by MascoTech, Inc., a Delaware corporation, to Court Square pursuant to a Stock Purchase Agreement, dated as of August 1, 2000, by and between CVC and MascoTech, as amended, and the transfer of shares of Common Stock and Series A Preferred by CVC to Court Square pursuant to a Stock Purchase Agreement, dated as of November 28, 2000, by and between CVC and Court Square, the Stockholders and the Company amended and restated the Original Agreement, all in accordance with Section 11.4(b) of the Original Agreement; and

                  WHEREAS, in connection with the issuances to CMF by each of the Company and MSX International Limited, an indirect, wholly-owned subsidiary of the Company, of 11.5% senior secured notes in the aggregate principal amount of $25 million, the Company has agreed to issue a stock purchase warrant (together with all warrants issued in substitution or replacement thereof, the "CMF Warrant") to purchase the number of Warrant Shares (as defined in the CMF Warrant) that is specified in the CMF Warrant pursuant to a Warrant Purchase Agreement, dated as of the date hereof, by and between the Company and CMF (as amended, restated or modified from time to time, the "Warrant Agreement"), each of the Company and certain of the Institutional Stockholders desire to amend a provision of the Agreement, in accordance with Section 11.4 of the Agreement.

                  NOW, THEREFORE, the parties hereto hereby agree as follows:

                                   ARTICLE I

                                    Amendment

         1.1. Section 2.1(a) is hereby amended by replacing the first sentence of such section with the following:

                  "At any time (x) after the date hereof, the Required Institutional Stockholders and (y) after January 1, 2010, CMF may request (any Required Institutional Stockholder or CMF making such request being, the "Requesting Investors") that the Company effect a Qualifying Offering within 90 days after the receipt of such request."


         1.2. Section 2.1(b) is hereby amended by replacing the first sentence of such section with the following:

                  "Subject to Sections 2.2, 2.3 and 2.7, at any time from and after the date that is 91 days after the closing of an Initial Public Offering, any Requesting Investor (and, in the case of CMF, after January 1, 2010, CMF) may request registration under the Securities Act of all or part of their Registrable Securities (i) on Form S-1 or S-2 or any similar long-form registration statement (any such registration, a "Long-Form Registration", and (ii) on Form S-3 or any similar short-form registration statement (any such registration, a "Short-Form Registration"), if the Company qualifies to use such short form."


         1.3. Section 2.2 is hereby amended by adding the following sentence immediately after the first sentence of such section:

                  "CMF will be entitled to request pursuant to this Article II one Long-Form Registration."

         1.4. Section 2.3 is hereby amended by adding the following sentence immediately after the first sentence of such section:

                  "In addition to the Long-Form Registration provided pursuant to Section 2.2, CMF will be entitled to request one Short-Form Registration in which the Company will pay all Registration Expenses."

         1.5. Section 2.5 of the Agreement shall be deleted in its entirety and replaced with the following:

                  "(a) The Company will not include in any Demand Registration any securities which are not Registrable Securities without the written consent of the Requesting Investor that requested such Demand Registration.

                  (b) If the Requesting Investor that requested such Demand Registration and other holders of Registrable Securities to be included in a Demand Registration which is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities requested to be included exceeds the number of Registrable Securities which can be sold in such offering within a price range acceptable to the Requesting Investors that requested such Demand Registration, the Company will include any securities to be sold in such Demand Registration in the following order: (i) first, the Registrable Securities owned by the Requesting Investors that requested such Demand Registration; (ii) second, the Registrable Securities requested to be included in such registration by other Stockholders, provided, that, if the managing underwriters determine in good faith that a lower number of Registrable Securities requested to be included by other Stockholders should be included, then only that lower number of Registrable Securities requested to be included by other Stockholders shall be included in such registration, and such other Stockholders shall participate in the registration pro rata based upon their total ownership, on a Fully Diluted Basis, of Registrable Securities, provided, further, that if the managing underwriters determine in good faith that a lower number of Registrable Securities held by Management Stockholders and/or Additional Management Stockholders than such pro rata portion should be included, then such lower number shall be included and, as a result thereof, a greater number of Registrable Securities owned by the other Stockholders may be sold; (iii) third, the securities the Company proposes to sell; and (iv) fourth, any securities other than Registrable Securities to be sold by persons other than the Company included pursuant to Section 2.5(a) hereof. Any Person other than Stockholders including any securities in such registration statement pursuant to Article II hereof must pay its share of the Registration Expenses as provided in
                  Article VI hereof."

         1.6. Section 11.4(b) is hereby amended by replacing the first sentence of such section with the following:

                  "Except as otherwise provided herein, no modification, amendment or waiver of any provision of this Agreement will be effective against the Company or any holder of Registrable Securities, unless such modification, amendment or waiver is approved in writing by the Company, the Required Institutional Stockholders, and, in the event that the rights and obligations of the Management Stockholders and/or the Additional Stockholders and/or CMF are adversely affected thereby, the approval of the Management Stockholders and/or the Additional Stockholders and/or CMF, as the case may be."

         1.7. Notices. Section 11.6 of the Agreement shall by adding the following clause (iii) immediately at the end of existing clause (ii):

                           "(iv)    If to CMF, to:

                                    Citicorp Mezzanine III, L.P.
                                    399 Park Avenue - 14th Floor
                                    New York, New York 10043
                                    Facsimile No.: 212-888-2940
                                    Attn:  Byron Knief

                                    with copies to:

                                    Kirkland & Ellis LLP
                                    Citigroup Center
                                    153 East 53rd Street
                                    New York, New York 10022-4611
                                    Facsimile No.: 212-446-4900
                                    Attn:  Andrew Lindholm



                                   ARTICLE II

                                  MISCELLANEOUS

         2.1. Joinder Agreement. In consideration of the issuance of the CMF Warrant by the Company, CMF agrees that:

         2.1.1. as of the date written above, it shall become a party to the Agreement, and shall be fully bound by, and subject to, all of the covenants, terms and conditions of the Agreement, as though an original party thereto and shall be deemed an Additional Stockholder for all purposes thereof;

         2.1.2. for avoidance of doubt, (i) the Warrant Shares are "Registrable Securities" (as such term is used in the Agreement) and any holder of the CMF Warrant (whether or not the CMF Warrant is exercised) or Warrant Shares is a "Stockholder" (as such term is defined in the Agreement) and (ii) the terms "Class A Common," "Class B Common" and "Common Stock" (as such terms are used in the Agreement) include the Warrant Shares.

         2.2. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule that would cause the application of the laws of any jurisdiction other than the State of New York, except to the extent that the General Corporation Law of the State of Delaware applies as a result of the Company being incorporated in the State of Delaware, in which case such General Corporation Law shall apply.

                           [Signature pages to follow]

                  IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                                     MSX INTERNATIONAL, INC.


                                     By: /s/ Frederick K. Minturn
                                         ------------------------------------
                                            Name:  Frederick K. Minturn
                                            Title:  Vice President


                                     COURT SQUARE CAPITAL LIMITED


                                     By: /s/ Michael A. Delaney
                                         ------------------------------------
                                            Name:  Michael A. Delaney
                                            Title:  Vice President


                                     CITICORP MEZZANINE III, L.P.

                                          By: Citicorp Capital Investors, Ltd.
                                          Its: General Partner

                                          /s/ Byron L. Knief
                                         ------------------------------------
                                          Name: Byron L. Knief
                                          Title: President

                                  MANAGEMENT STOCKHOLDERS

                                  Billig Family Limited Partnership

                                  By:
                                       -------------------------------
                                           Name:  E.H. Billig
                                           Title:  Trustee


                                  /s/ Frederick K. Minturn
                                  ------------------------------------
                                  Frederick K. Minturn


                                  ------------------------------------
                                  Thomas Stallkamp


                                  ------------------------------------
                                  John W. Risk

                                Kyung Ae Bae and Ralph L. Miller, Trustees under Trust Agreement, dated October 16, 1989, between Kyung Ae Bae, Settlor, and Kyung Ae Bae, Trustee


                                By:
                                    ----------------------------------
                                      Name:
                                      Title:

                                  CVC GROUP


                                  -------------------------------
                                  Richard M. Cashin


                                  -------------------------------
                                  Natasha Partnership


                                  By:
                                      ---------------------------
                                        Name:
                                        Title:


                                  63BR Partnership


                                  By:
                                      ---------------------------
                                        Name:
                                        Title:



                                  -------------------------------
                                  Noelle Doumar


                                  -------------------------------
                                  William T. Comfort


                                  -------------------------------
                                  David Y. Howe


                                  -------------------------------
                                  John D. Weber

                                  DFT Family LP 94


                                  By:
                                     --------------------------------
                                           Name:
                                           Title:


                                  -----------------------------------
                                  Charles E. Corpening


                                  -----------------------------------
                                  Paul C. Schorr IV


                                  /s/ Michael A. Delaney
                                  -----------------------------------
                                  Michael A. Delaney


                                  Alchemy, L.P.


                                  By:
                                     --------------------------------
                                           Name:
                                           Title:


                                  Thomas F. McWilliams Flint Trust


                                  By:
                                     --------------------------------
                                           Name:  Jeanne Blasberg, Trustee

                                  -----------------------------------
                                  M. Saleem Muqaddam


                                  -----------------------------------
                                  Joseph Silvestri


                                  -----------------------------------
                                  David F. Thomas


                                  -----------------------------------
                                  James A. Urry

                             CITICORP VENTURE CAPITAL EQUITY PARTNERS, L.P.

                             By:      CVC PARTNERS LLC,
                                      its General Partner

                             By:      CITICORP VENTURE CAPITAL GP HOLDINGS, LTD.


                                      By:      /s/ Michael A. Delaney
                                               --------------------------
                                               Name:  Michael A. Delaney
                                               Title: Vice President


                             CVC EXECUTIVE FUND LLC

                             By:      CITICORP VENTURE CAPITAL GP HOLDINGS, LTD.

                                      By:      /s/ Michael A. Delaney
                                               --------------------------
                                               Name:  Michael A. Delaney
                                               Title: Vice President


                             CVC/SSB EMPLOYEE FUND, L.P.

                             By:      CVC PARTNERS LLC,
                                      its General Partner

                             By:      CITICORP VENTURE CAPITAL GP
                                      HOLDINGS, LTD.

                                      By:      /s/ Michael A. Delaney
                                               --------------------------
                                               Name:  Michael A. Delaney
                                               Title: Vice President

                                 ADDITIONAL MANAGEMENT STOCKHOLDERS


                                 -----------------------------------
                                 Roger Fridholm


                                 -----------------------------------
                                 Kenneth Sommer


                                 -----------------------------------
                                 John W. Risk


                                 -----------------------------------
                                 Thomas T. Stallkamp


                                 -----------------------------------
                                 Carol Creel


                                 -----------------------------------
                                 David A. Crittenden


                                 -----------------------------------
                                 Cynthia Dauphinais


                                 -----------------------------------
                                 Donald R. Fields


                                 -----------------------------------
                                 Kevin D. Kyles

                                 -----------------------------------
                                 Donald A. Leith

                                 -------------------------------------------
                                 Elie Matalon


                                 -------------------------------------------
                                 William R. Risk


                                 -------------------------------------------
                                 Gary Sands


                                 -------------------------------------------
                                 Gary J. Valentz


                                 Bruce S. Wagner Revocable Living Trust


                                 By:
                                          ----------------------------------
                                          Name:  Bruce S. Wagner


                                 -------------------------------------------
                                 Paul J. Wagner


                                 Billig Family Limited Partnership

                                 By:
                                          ----------------------------------
                                          Name:


                                 L.M. Gardner, L.L.C.

                                 By:
                                          ----------------------------------
                                          Name:

                                 ------------------------------------
                                 Richard M. Cashin

                                 /s/ Frederick K. Minturn
                                 ------------------------------------
                                 Frederick K. Minturn